EXHIBIT 32.1

CERTIFICATION OF JOHN FARAHI PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Farahi, Chief Executive Officer of Monarch Casino and Resort, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.    The Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2010 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 10, 2010

By:	/s/ JOHN FARAHI
John Farahi, Chief Executive Officer